Exhibit 10.3

債務免除協議

Debt Waive Agreement

日期: 30/03/2023
Date: March 30, 2023

債權人:	新富興工程公司
Creditor:	New Fu Hing Engineering Co.

地址
Address:	G/F, No.91, Tai Nan Street, Kowloon

債務人:	宏拓工程有限公司
Debtor:	Global Development Engineering Co., Ltd.

地址
Address:	Flat B1, 13/F, Hoi Bun Industrial Building, Kwun Tong, Kowloon

債權人與債務人協商達成本協議，遵守所述條款，保障雙方在債務豁免過程中的權利、義務與責任。

WHEREAS the Creditor and the Debtor agree to effect this debt waive agreement subject to and in accordance with terms hereof, to protect relevant rights, obligations and responsibilities of both parties associated with the debt waive.

債務人在經營過程中，因向債權人採購材料或者獲取相關服務，而對債權人負有一定金額的貨幣債務。

The Debtor has monetary debts to the Creditor as of purchase of materials or services during the operation.

第一條 債務金額與豁免

Article 1 Debt Amount and Debt Waive

1. 截止本協定簽署日，債務人對債權人的債務總額為 HK$7,989,898.11，債權人同意豁免債務總計HK$6,000,000.00。

As of the date of signing this agreement, the Debtor has a debt of HK$7,989,898.11 in total to the Creditor, the Creditor agrees to waive the debt of HK$6,000,000.00.

2.豁免完成（即本協議生效後）,債務人對債權人的債務總額為 HK$1,989,898.11，以上豁免不附帶任何或有條件。

After this debt waive (this agreement comes into effect), the Debtor bear a debt of HK$1,989,898.11 in total to the Creditor, there are no any contingent conditions imposed on this debt waive.

第二條 債權人承諾與保證

Article 2 Creditor’s Commitment and Guarantee

債權人承諾簽署本協定及依據本協定豁免債務人之債務，此同意已經取得債權人內部相應決策機構之有效批准決議，且該等決議不變更、不撤銷。

The Creditor commits to sign this agreement and agrees the debt waive subject to and in accordance with this agreement, which has entitled to a valid approval resolution of corresponding decision-making body within the Creditor and this approval resolution will not be amended or withdrawn.

第三條 資訊披露之許可

Article 3 Permission for Information Disclosure

債務人承諾披露本協定相關內容需經債權人之許可。

The Debtor agrees disclosure of relevant information within this agreement shall be permitted from the Creditor.

第四條 協議變更與解除

Article 4 Amendment and Termination of the Agreement

1. 雙方簽署本協議後，非經雙方另行簽署書面協定，本協定不得變更、解除、終止、撤銷。

After the signing of this agreement by both parties, this agreement shall not be amended, rescinded, terminated or withdrawn without an agreement in written signed by both parties.

2. 任一方違反前款約定，單方變更、解除、終止、撤銷本協議的，均屬無效行為。

If either party violates the terms of this agreement, any unilateral amendment, rescission, termination or withdrawn of this agreement shall be invalid.

第五條 協定效力與文本

Article 5 Effectiveness and Copies

本協議自雙方簽署時生效，雙方各執一份。

This agreement comes into effect after the signing of this agreement by both parties, with each party holding one copy.

宏拓工程有限公司
Global Development Engineering Co Ltd

接納及確認:
Accept and agrees above terms

30/03/2023

新富興工程公司
New Fu Hing Engineering Co.

接納及確認:
Accept and agrees above terms

30/03/2023